UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 23, 2010

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	001-12631	76-0190827
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200

HOUSTON, TEXAS 77057

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 —   TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS.

On November 23, 2010, the administrator of the Consolidated Graphics, Incorporated Employee 401(k) Savings Plan (the “Plan”) delivered to Consolidated Graphics, Inc. (the “Company”) a notice of a blackout period under the Plan pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended. Consequently, on November 29, 2010, the Company provided notice to its directors and executive officers informing them of a blackout period for the Plan and the trading restrictions that apply to them during the blackout period under Section 306 of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission’s Regulation BTR (the “BTR Notice”).

The blackout period is necessary in order to change the investment options offered by the Plan to its participants.  During the blackout period, participants in the Plan will be unable to direct or diversify their investments, including transactions in the Company’s Common Stock, par value $0.01 (the “Common Stock”), change contribution rates, or obtain a loan or distribution from the Plan. The blackout period will begin on January 4, 2011 at 4:00 pm EDT and will end on the week of January 10, 2011. During the blackout period, directors and executive officers are prohibited from, directly or indirectly, purchasing, selling, or otherwise transferring any Common Stock or other equity or derivative securities of the Company acquired in connection with their service or employment as directors or executive officers of the Company.

During the blackout period and for a period of two years thereafter, stockholders and other interested persons may obtain, without charge, information regarding the blackout period by contacting Jon C. Biro, Chief Financial and Accounting Officer and Secretary, at the Company, 5858 Westheimer, Suite 200, Houston, Texas, 77057, or by telephone at (713) 787-0977.

A copy of the BTR Notice to directors and executive officers is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM — 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS

The following exhibit is filed herewith:

99.1               BTR Notice to Directors and Executive Officers, dated November 29, 2010.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By:	/s/ Jon C. Biro

Jon C. Biro
Executive Vice President and Chief Financial
and Accounting Officer

Date: November 29, 2010

Exhibit Index

Exhibit Number	Description
99.1	BTR Notice to Directors and Executive Officers, dated November 29, 2010.